Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): March 10, 2007




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                               6201 Bristol Parkway
                          Culver City, California 90230
                       (213) 627-8878 Fax: (310) 743-0581



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)


















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SECTION  1.  Registrants Business and Operations
Not  Applicable

SECTION  2.   Financial  Information
Not  Applicable

SECTION  3.  , Securities and Trading Markets
Not  Applicable

SECTION  4.  Matters Relating to Accountants
and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant

SECTION  5.  Corporate governance and Management
Not  Applicable

SECTION  6.  Reserved              Not  Applicable

SECTION  7.  Regulation FD         Not  Applicable

SECTION  8:  Other Events

On March 10, 2007 the majority shareholder voted to ratify the appointment of Pollard-Kelly Auditing Services, Inc., as our Independent registered public accounting firm for the fiscal year ended December 31, 2006; and

The Board of Directors accepted the result of the shareholder vote without any further modification and was appended into the Corporate record.


SECTION  9:  Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

c.    Exhibits

EXHIBIT ITEM.     DESCRIPTION
------------     -------------
Exhibit  16.1  - Not applicable.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Meridian  Holdings,  Inc.
                                         (Registrant)

Date:  March  18, 2006              By:/s/  Anthony  C.  Dike
                                      -------------------------
                                          Anthony  C.  Dike
                                       (Chairman of the Board)










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